UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant held its 2010 Annual Meeting of Stockholders (the “Meeting”) on May 19, 2010. The first matter voted upon at the meeting was the election of two Class II directors to serve until the 2013 Annual Meeting of Stockholders. At the Meeting, John Hodge and Masood Jabbar were elected as Class II directors, in an uncontested election, by the following vote:

Name	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non-Votes
John Hodge	43,039,471	-	-	1,818,469	18,715,906
Masood Jabbar	32,785,867	-	-	12,072,073	18,715,906

     The Registrant’s board of directors consists of seven members and is divided into three classes, with each class serving staggered three-year terms. The term of the Class I directors, currently Peter Hanelt and William George, will expire at the 2012 Annual Meeting of Stockholders, the term of the Class II directors, currently Masood Jabbar and John Hodge, will expire at the 2013 Annual Meeting of Stockholders, and the term of the Class III directors, currently William Raduchel and Camillo Martino, will expire at the 2011 Annual Meeting of Stockholders. Mr. Harold Covert, a Class III director, has served as a director of the Registrant since January 2010 and his term as a Class III director will expire on September 30, 2010.

     The second matter voted upon at the Meeting was the approval of an amendment to the Registrant’s 2008 Equity Incentive Plan to increase the number of shares available for issuance thereunder. The amendment to the 2008 Equity Incentive Plan was approved by the following vote:
	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non-Votes
Amendment to the 2008 Equity Incentive Plan	28,078,533	16,501,942	277,465	-	18,715,906

     The third matter voted upon at the Meeting was the approval an offer to exchange stock options held by certain of the Registrant’s employees for a lesser number of restricted stock units, the terms of which offer shall be approved by the Board of Directors (the “Board”) or a duly authorized Committee of the Board and to approve an additional amendment to the Registrant’s 2008 Equity Incentive Plan to increase the number of shares available for issuance thereunder. The stock option exchange program and additional amendment to the 2008 Equity Incentive Plan was approved by the following vote:
	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non-Votes
Stock Option Exchange Program and Amendment to the 2008 Equity Incentive Plan	29,349,404	15,217,609	290,927	-	18,715,906

     The fourth matter voted upon at the Meeting was the ratification of the appointment of Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010. At the Meeting, the appointment of Deloitte & Touche LLP as independent accountants was ratified by the following vote:
	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non-Votes
Appointment of Deloitte & Touche LLP	62,771,588	491,996	310,262	-	-

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2010

SILICON IMAGE, INC.

By:	/s/ Noland Granberry
Noland Granberry
Chief Financial Officer